ANNUITY INVESTORS LIFE INSURANCE COMPANY®

ANNUITY INVESTORS® VARIABLE ACCOUNT C

The Commodore Helmsman® and The Commodore Majesty®

Individual Flexible Premium Deferred Variable Annuities

Supplement Dated May 1, 2019 to

The Commodore Helmsman Prospectus Dated May 1, 2010 and

The Commodore Majesty Prospectus Dated May 1, 2010

The information in this Supplement updates and otherwise supplements The Commodore Helmsman Prospectus dated May 1, 2010 (the “2010 Helmsman Prospectus”) and The Commodore Majesty Prospectus dated May 1, 2010 (the “2010 Majesty Prospectus”). Please read this Supplement carefully and retain it for future reference.

The Commodore Helmsman Prospectus

The Commodore Helmsman Prospectus currently includes the documents listed below.

•	Annual Supplement Dated May 1, 2019 to 2010 Helmsman Prospectus, which includes prospectus information that is updated annually

•	Supplement Dated May 1, 2019 to 2010 Helmsman Prospectus and 2010 Majesty Prospectus, which includes other prospectus information that has been revised since May 1, 2010

•	2010 Helmsman Prospectus

•	2010 Supplemental Prospectus-Guaranteed Withdrawal Benefit Riders (“2010 GWB Rider Supplement”), which applies only to Contracts issued before June 1, 2009 with a guaranteed withdrawal benefit rider

The Commodore Majesty Prospectus

The Commodore Majesty Prospectus currently includes the documents listed below.

•	Annual Supplement Dated May 1, 2019 to 2010 Majesty Prospectus, which includes prospectus information that is updated annually

•	Supplement Dated May 1, 2019 to 2010 Helmsman Prospectus and 2010 Majesty Prospectus, which includes other prospectus information that has been revised since May 1, 2010

•	2010 Majesty Prospectus

•	2010 Supplemental Prospectus-Guaranteed Withdrawal Benefit Riders (“2010 GWB Rider Supplement”), which applies only to Contracts issued before June 1, 2009 with a guaranteed withdrawal benefit rider

How to Get Copies of Documents and Financial Statements

You can access the documents and financial statements described above on our website at gaig.com/annuities/pages/variable-compliance-docs.aspx. If you would like a free paper copy of any document or financial statement described above, contact us.

Our Contact Information

Company Name:	Annuity Investors Life Insurance Company
Mailing Address:	P.O. Box 5423, Cincinnati OH 45201-5423
Service Center:	1.800.789.6771
Website:	gaig.com

Form and File Numbers

Our contract form numbers for The Commodore Helmsman are P1805001NW, P1805101NW, P1809203NW and P1809303NW. Form numbers may vary by state. The SEC file number for The Commodore Helmsman is 333-88300.

Our contract form numbers for The Commodore Majesty are P1805201NW, P1805301NW, P1809403NW and P1809503NW. Form numbers may vary by state. The SEC file number for The Commodore Majesty is 333-88302.

Terminology

In this Supplement, the phrase “2010 Prospectuses” refers to both the 2010 Helmsman Prospectus and in the 2010 Majesty Prospectus. Unless otherwise indicated, terms used in this Supplement have the same meaning as in the 2010 Prospectuses.

DELETED SUPPLEMENTS

Deletions (May 2018) The following supplements to the 2010 Prospectuses are deleted in their entirety and, to the extent applicable, replaced with disclosure in this Supplement.

•	Supplemental Prospectus—Closed Subaccounts Dated May 1, 2010

•	Supplement Dated January 1, 2011 to 2010 Prospectuses—Florida Residents: Purchase Payment Allocation Restrictions

•	Supplement Dated May 18, 2012 to 2010 Majesty Prospectus—Revised 2012 Examples

•	Supplement Dated June 25, 2012 to 2010 GWB Rider Supplement—Revised 2012 Examples

•	Annual Supplements to 2010 Prospectuses

•	Annual Supplemental Prospectuses for Closed Subaccounts

•	Annual Supplements to 2010 Supplemental Prospectus for GWB Riders

PURCHASE PAYMENTS AND ALLOCATION TO INVESTMENT OPTIONS

Purchase Payments

Replacement Text (May 2018) The text below replaces in its entirety the first paragraph and the subsequent table in the ACCUMULATION PERIOD—Purchase Payments section of the 2010 Prospectuses.

Purchase Payments

Purchase payments may be made at any time during the Accumulation Period. The current restrictions on purchase payment amounts are set out in the table below.

	Tax-Qualified	Non-Tax-Qualified
Minimum initial purchase payment	$2,000	$5,000
Minimum monthly payments under periodic payment program	$50	$100
Minimum additional payments	$50	$50
Maximum single purchase payment	$65,000 or Company approval	$65,000 or Company approval
Maximum total Purchase Payments	$1,000,000* or Company approval	$1,000,000* or Company approval

*	The maximum single purchase payment is $500,000 for issue ages above age 80 or Company approval.

REFERENCES TO SAME-GENDER SPOUSE

Deletions (May 2016) All references to “same-gender spouse” in the 2010 Prospectuses are hereby deleted.

THE CONTRACTS

Persons with Rights under a Contract

Replacement Text (May 2016) The text below replaces in its entirety the corresponding paragraph in THE CONTRACT—Persons with Rights Under a Contract section of the 2010 Prospectuses.

Successor Owner. The surviving spouse (or your civil union partner/domestic partner in applicable states) of a deceased Owner may become a Successor Owner if the surviving spouse (or your civil union partner/domestic partner in applicable states) was either the joint Owner or sole surviving Beneficiary under the Contract. In order for a spouse (or your civil union partner/domestic partner in applicable states) to become a Successor Owner, the Owner must make an election prior to the Owner’s death, or the surviving spouse (or your civil union partner/domestic partner in applicable states) must make an election within one year of the Owner’s death.

As required by federal tax law, the Contract contains rules about the rate at which a death benefit must be paid to a beneficiary who is not your spouse. If the successor owner is not your spouse as defined by federal tax law, then after your death the contract values must be distributed in a manner that complies with those rules. For this purpose, a civil union partner/domestic partner is not considered a spouse.

Civil Union Partners and Domestic Partners. Federal tax law does not recognize a civil union or domestic partnership as a marriage. Although a civil union partner/domestic partner may become a successor owner in applicable states, the favorable tax treatment provided by deferral tax law to a surviving spouse in NOT available to a surviving civil union partner/domestic partner. For information about federal tax laws, please consult a tax advisor.

Abandoned Property and Escheatment

Additional Text (May 2016) The text below is added to the CONTRACTS section of the 2010 Prospectuses.

Abandoned Property Requirements

Every state has unclaimed property laws. These laws generally declare annuity contracts to be abandoned after a period of inactivity of three to five years (1) from the first day of the period during which annuity benefit payments are to be paid; or (2) from the date of death for which a death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but the Beneficiary does not come forward to claim the death benefit in a timely manner, the unclaimed property laws will apply.

If a death benefit, annuity benefit payments, or other Contract proceeds are unclaimed, we will pay them to the abandoned property division or unclaimed property office of the applicable state. (Escheatment is the formal, legal name for this process.) For example, on an unclaimed death benefit, depending on the circumstances, the proceeds are paid (1) to the state where the Beneficiary last resided, as shown on our books and records; (2) to the state where the Owner last resided, as shown on our books and records; or (3) to Ohio, which is our state of domicile. The state will hold the proceeds without interest until a valid claim is made by the person entitled to the proceeds.

To prevent escheatment of the death benefit, annuity benefit payments or other proceeds from your annuity, it is important:

•	to update your contact information, such as your address, phone number and email address, if and as it changes; and

•	to update your Beneficiary and other designations, including complete names, complete addresses, phone numbers, and social security numbers, if and as they change.

Please contact us at P.O. Box 5423, Cincinnati, OH 45201-5423, or call us at 1-800-789-6771, to make such changes.

State unclaimed property laws do not apply to annuity contracts that are held under an employer retirement plan that is subject to the Employee Retirement Income Security Act of 1974 (ERISA).

COMPANY ADDRESSES AND WEBSITE

Updated Information (May 2015) The information below updates all references to our addresses and website in the 2010 Prospectuses.

Our mailing address is P.O. Box 5423, Cincinnati OH 45202-5423. You should send Written Requests to this mailing address.

You should also use this address if you want to contact us by mail because:

•	you have questions about your Contract or applicable state modifications; or

•	you want to obtain forms, Portfolio prospectuses or the Statement of Additional Information.

Our administrative office address is 301 East Fourth Street, Cincinnati OH 45202-4201. Our principal office address is 301 East Fourth Street, Cincinnati OH 45202-4201. Our website address is gaig.com.

DEFINITIONS

Good Order

Replacement (May 2015) The definition below replaces in its entirety the Good Order definition in the DEFINITIONS section of the 2010 Prospectuses.

Good Order. We cannot process information or a request until we have received your instructions in “Good Order” at our administrative office. We will consider information or a request to be in “Good Order” when we have actually received a Written Request, along with all the information and other legal documentation that we require to process the information or request. To be in “Good Order,” instructions must be sufficiently clear so that we do not need to exercise any discretion to process the information or request.

We deem purchase payments, allocation instructions, transfer requests, withdrawal requests, surrender requests, other Written Requests, other information, and other instructions (“paperwork”) mailed to our post office box as received by us when the payment or the paperwork reaches our administrative office, which is located at 301 E. 4th Street, Cincinnati, Ohio 45202.

Benefit Unit Value

Replacement Text (May 2012) The definition below replaces in its entirety the Benefit Unit Value definition in the DEFINITIONS section of the 2010 Prospectuses.

Benefit Unit Value. The value of a Benefit Unit at the end of a Valuation Period.

The initial Benefit Unit Value for a Subaccount will be set equal to the Accumulation Unit Value for that Subaccount at the end of the first Valuation Period in which a variable dollar benefit is established by the Company. Thereafter, the Benefit Unit Value for a Subaccount at the end of a Valuation Period is determined by multiplying the previous Benefit Unit Value by the Net Investment Factor for that Subaccount for the current Valuation Period, and multiplying the number again by a daily investment factor for each day in the Valuation Period. The daily investment factor reduces the previous Benefit Unit Value by the daily amount of the assumed interest rate, which is already incorporated in the calculation of variable dollar benefit payments.

Surrender Value

Additional Text (May 2012) The definition below is added to the DEFINITIONS section of the 2010 Prospectuses.

Surrender Value. At any time, the Surrender Value is the Account Value as of the end of the applicable Valuation Period minus the CDSC that would apply upon a surrender; the outstanding balance of any loans; and any applicable premium tax or other taxes not previously deducted. On full surrender, the contract maintenance fee will also be deducted from the Surrender Value.

THE FIXED ACCOUNTS

Fixed Accumulation Account

Replacement Text (May 2012) The paragraph below replaces in its entirety THE FIXED ACCOUNTS—Fixed Accumulation Account section of the 2010 Prospectuses.

Fixed Accumulation Account

Amounts allocated to the Fixed Accumulation Account generally will receive a stated rate of interest equal to or greater than the minimum required under the law of the state when and where the Contract is issued. We may from time to time pay a higher current interest rate for the Fixed Accumulation Account.

CONTRACT LOANS

Replacement Text (May 2012) The paragraphs below replace in their entirety paragraphs 1-3 in the CONTRACT LOANS section of the 2010 Prospectuses.

If loans are available under a Contract, loan provisions are described in the loan endorsement to the Contract. We may make loans to Owners of a Contract that is issued with a tax sheltered annuity endorsement, as allowed under tax law.

Loan Costs. If loans are available under your Contract and you borrow money under the loan provisions, we will charge interest on the loan. The maximum interest rate we charge is 8%. Any such loans will be secured with an interest in the Contract, and the collateral for the loan will be moved to the Fixed Accumulation Account option and earn a fixed rate of interest applicable to loan collateral, which will be equal to or greater than the minimum required under the laws of the state when and where the Contract is issued. Generally, we require the collateral amount to be 110% of the outstanding loan balance. The restrictions that otherwise apply to the Fixed Accumulation Account do not apply to transfers of collateral amounts to the Fixed Accumulation Account or to such amounts no longer required to collateralize the loan.

The difference between the interest rate we charge on a loan and the interest rate we credit to the collateral amount is called the “loan interest spread.”

•

Because the maximum interest rate we charge on a loan is 8% and the minimum interest rate we credit to the collateral amount in the Fixed Accumulation Account may be as low as 1%, the maximum loan interest spread is 7%.

•	Because we are currently charging 6% interest on loans and crediting 3% interest on collateral, the current “loan interest spread” is 3%.

Any unpaid interest will be added to the loan. As a result, it will be compounded and be part of the loan.

ANNUITY BENEFIT

Annuity Benefit

Replacement Text (May 2012) The paragraph below replaces in its entirety paragraph 5 in the ANNUITY BENEFIT—Annuity Benefit section of the 2010 Prospectuses.

If the Owner has not previously made an election as to the form of settlement option, the Company will contact the Owner to ascertain the form of settlement option to be paid. Available options include fixed dollar payments, variable dollar payments, or a combination of variable and fixed dollar payments. If the Owner does not select a settlement option, the Company will apply the Account Value to payments for the life of the Annuitant with 10 years of payments assured, as described in the Settlement Options section of this prospectus. For Contracts issued after May 1, 2004, in states where the Company has received regulatory approval, these payments will be a combination of variable and fixed dollar payments. For all other Contracts, these payments will be fixed dollar payments.

DEATH BENEFIT

Payment of Benefits

Replacement Text (May 2012) The paragraphs below replace in their entirety paragraphs 2-5 in the DEATH BENEFIT—Payment of Benefits section of the 2010 Prospectuses.

Lump Sum Payments of Death Benefits Prior to January 1, 2012

Prior to January 1, 2012, if the Beneficiary was an individual and the lump sum payment option was selected, we may have paid the Death Benefit by establishing an interest-bearing draft account for the Beneficiary in the amount of the Death Benefit. This account was called the Great American Benefit Choice Account. We sent the Beneficiary a personalized “checkbook” for this account. If the Beneficiary has not closed this account, then the Beneficiary may still withdraw all or part of the money in this account at any time by writing a draft against the account. The servicing bank will process the draft by drawing funds from our general account.

The Great American Benefit Choice Account earns interest, which is compounded daily and credited monthly. We set the interest rate for this account. We review the rate periodically and we may change it at any time. We may make a profit on the money held in this account. The Great American Benefit Choice Account is part of our general account. It is not a bank account, and it is not insured by the FDIC, NCUSIF, or any government agency. As part of our general account, it is subject to the claims of our creditors.

SETTLEMENT OPTIONS

Settlement Options

Replacement Text (May 2012) The paragraph below replaces in its entirety paragraph 2 in the SETTLEMENT OPTIONS—Settlement Options section of the 2010 Prospectuses.

The Company may modify minimum amounts, payment intervals and other terms and conditions at any time without prior notice to Owners. If the Company changes the minimum amounts, the Company may change any current or future payment amounts and/or payment intervals to conform with the changes. More than one settlement option may be elected if the requirements for each settlement option elected are satisfied. Once payment begins under a settlement option that is contingent on the life of a specified person or persons, the settlement option may not be changed. Commuted values, if available, may be taken no sooner than 5 years after the beginning of the applicable Benefit Payment Period. Commuted values are not available for any option based on life expectancy or for the Income for a Fixed Period, Not to Exceed Life Expectancy Option (Option D).

Replacement Text (May 2012) The paragraphs below replace in their entirety paragraphs 9 and 10 in the SETTLEMENT OPTIONS—Settlement Options section of the 2010 Prospectuses.

For Contracts issued after May 1, 2004, in states where the Company has received regulatory approval, the Company generally guarantees minimum benefit payment factors based on annuity 2000 mortality tables for blended lives (60% female/40% male) with interest at 1% per year, compounded annually.

For all other Contracts, the Company uses applicable 1983 annuity mortality tables with interest at 2% per year, compounded annually. For nonqualified Contracts, these guarantees are based on the sex of the Annuitant. For qualified Contracts, these guarantees are based on blended lives (60% female/40% male).

The minimum monthly payments per $1,000 of value for the Company’s standard settlement options are set forth in tables in the Contracts. Upon request, the Company will provide information about minimum monthly payments for ages or fixed periods not shown in the settlement option tables.

Forms of Benefit Payments under Settlement Options

Replacement Text (May 2012) The text below replaces in their entirety paragraphs 3 and 4 (Fixed Dollar Payments) and paragraphs 5 through 11 (Variable Dollar Payments) in the SETTLEMENT OPTIONS—Form of Benefit Payments under Settlement Options section of the 2010 Prospectuses.

Fixed Dollar Payments. Fixed dollar benefit payments are determined by multiplying the amount applied to the fixed dollar benefit (expressed in thousands of dollars and after deduction of any fees and charges, loans, or applicable premium taxes) by the amount of the payment per $1,000 of value that the Company is currently paying for settlement options of that type. The amount of the payment per $1,000 of value will never be less than the guaranteed minimum amount. Fixed dollar benefit payments will remain level for the duration of the Benefit Payment Period.

Variable Dollar Payments. The variable dollar base benefit payment is the amount it would be if it were a fixed dollar benefit payment calculated at the Company’s minimum guaranteed settlement option factors.

The amount of each variable dollar benefit payment will reflect the investment performance of the Subaccount(s) selected and may vary from payment to payment. For example, because the base benefit payment includes a fixed rate of interest, benefit payments will be less than the base payment if the net investment performance of the applicable Subaccount(s) is less than the fixed rate of interest. Benefit payments will be more than the base payment if the net investment performance of the applicable Subaccount(s) is more than the fixed rate of interest.

The amount of each payment is the sum of the payment due for each Subaccount selected. The payment due for a Subaccount equals the shares for that Subaccount, which are the Benefit Units, times their value, which is generally the Benefit Unit Value for that Subaccount as of the end of the fifth Valuation Period preceding the due date of the payment.

Each variable dollar benefit payment is reduced by a pro rata portion of the contract maintenance fee. This reduction is equal to the amount of the fee divided by the number of benefit payments to be made over a 12-month period.

The number of Benefit Units for each Subaccount selected is determined by allocating the amount of the variable dollar base benefit payment among the Subaccount(s) selected in the percentages indicated by the Owner (or Payee). The dollar amount allocated to a Subaccount is divided by the Benefit Unit Value for that Subaccount as of the first day of the Benefit Payment Period. The result is the number of Benefit Units that the Company will pay for that Subaccount at each payment interval. The number of Benefit Units for each Subaccount remains fixed during the Benefit Payment Period, except as a result of any transfers among Subaccounts or as provided under the settlement option elected. An explanation of how Benefit Unit Values are calculated is included in the Statement of Additional Information.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

Replacement Text (May 2012) The paragraphs below replace in their entirety paragraphs 1-3 in the DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS section of the Helmsman Prospectuses.

Great American Advisors®, Inc. (“GAA”) is the principal underwriter of the Contracts. Its principal business address is 301 East Fourth Street, Cincinnati, Ohio 45202. GAA is an indirect wholly-owned subsidiary of American Financial Group, Inc. and an affiliate of the Company.

The Contracts are sold by insurance agents who are also registered representatives of broker-dealers that have entered into selling agreements with GAA. Broker-dealers are registered under the Securities Exchange Act of 1934, and are members of the Financial Industry Regulatory Authority. All registered representatives who sell the Contracts are appointed by the Company as insurance agents and are authorized under applicable state insurance regulations to sell variable annuity contracts.

The Company pays commissions to GAA for promotion and sale of the Contracts. GAA pays commissions to other broker-dealers for sales made through their registered representatives and these other broker-dealers pay their registered representatives from their own funds. Commissions paid by the Company are calculated as a percentage of the purchase payments received for a Contract. The maximum percentage is 8.5% of the purchase payments received from a Contract. Commissions paid by the Company may also be calculated as a percentage of the Contract value (sometimes called a trail commission). Trail commissions are not expected to exceed 1% of the Contract value on an annual basis.